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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
           -----------------------------------------------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): June 29, 2001
       ---------------------------------------------------------------

                              HANOVER DIRECT, INC.
          -------------------------------------------------------------
               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

                                     1-12082
                       ----------------------------------
                            (COMMISSION FILE NUMBER)

                DELAWARE                                  13-0853260
   -----------------------------------            -----------------------------
      (STATE OR OTHER JURISDICTION                     (I.R.S. EMPLOYER
            OF INCORPORATION)                        IDENTIFICATION NUMBER)

          1500 HARBOR BOULEVARD
          WEEHAWKEN, NEW JERSEY                             07087
   -----------------------------------                  --------------
          (ADDRESS OF PRINCIPAL                           (ZIP CODE)
           EXECUTIVE OFFICES)



       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (201) 863-7300
                                                         -------------------


 -------------------------------------------------------------------------------
          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)



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ITEM 5.  OTHER EVENTS

         On July 2, 2001, Hanover Direct, Inc. (the "Company") issued a press release announcing that on June 29, 2001 it had completed the sale of certain assets and liabilities of the Improvements business to HSN, a division of USA Networks, Inc.'s Interactive Group, for approximately $33.4 million.

EXHIBITS

Exhibit 20.1 Press Release dated July 2, 2001.




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                                   SIGNATURES

              Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             HANOVER DIRECT, INC.
                                             -----------------------------------
                                                    (Registrant)

July 2, 2001                                 By: /s/ Brian C. Harriss
                                             -----------------------------------
                                             Name:  Brian C. Harriss
                                             Title: Executive Vice President and
                                                    Chief Financial Officer